Certain risks and uncertainties	12 Months Ended
Dec. 31, 2017
Certain risks and uncertainties
Certain risks and uncertainties

29. Certain risks and uncertainties

a)      Major customers

For the years ended December 31, 2015, 2016 and 2017, there is one customer located in Japan accounting for 12.5%, 4.0% and 2.6% of total revenue, respectively. For the year ended December 31, 2017, there is one customer located in the United States accounting for 7.2% of total revenue.

Accounts receivable from the 3 customers with the largest receivable balances represents 20% and 14.1% of the balance of accounts receivable at December 31, 2016 and 2017, respectively. As of December 31, 2017, the largest outstanding account receivable balance accounted for 5.0% of total accounts receivable balance and no other customer occupied over 5% of total accounts receivable balance. The Company performs ongoing credit evaluations of its customers’ financial condition whenever deemed necessary and generally does not require collateral. The Company maintains an allowance for doubtful accounts based upon the expected collectability of all accounts receivable, which takes into consideration an analysis of historical bad debts, specific customer creditworthiness and current economic trends.

b)      Concentrations of credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of cash and cash equivalent, accounts receivables and advances to suppliers.

The Company places its cash and cash equivalents with high quality financial institutions in the PRC, US, Hong Kong, Japan and Malaysia and limits the amount of credit risk from any single institution. China does not have an official deposit insurance program, nor does it have an agency similar to The Federal Deposit Insurance Corporation (FDIC) in the United States. However, the Company believes that the risk of failure of any of these PRC banks is remote. Bank failure is extremely uncommon in China and the Company believes that those Chinese banks that hold the Company’s cash, cash equivalents and long-term time deposit are financially sound based on public available information.

The Company is also exposed to the credit and financial risks of its suppliers to which the Company made advances. The Company’s financial condition and results of operations may be materially affected if the suppliers fail to meet their obligations of supplying silicon materials according to the contractually agreed schedules.

c)      Foreign currency risk

The RMB is not a freely convertible currency. The PRC State Administration for Foreign Exchange, under the authority of the People’s Bank of China, controls the conversion of RMB into foreign currencies. The value of the RMB is subject to changes in central government policies and to international economic and political developments affecting supply and demand in the PRC foreign exchange trading system market. The Company’s aggregate amount of cash and cash equivalents denominated in RMB amounted to RMB 1,693,543 and RMB 1,455,692 as of December 31, 2016 and 2017, respectively.